EXHIBIT 10.91

CONFIDENTIAL TREATMENT REQUESTED CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

SECURITY AGREEMENT

dated as of January 31, 2014
among

SunPower Corporation,
SunPower Corporation, Systems,
SunPower North America, LLC
and
SunPower Capital, LLC
as Grantors
and
Crédit Agricole Corporate and Investment Bank,
as Security Agent

Ref: L-194826

- i -

EXHIBIT A    FORM OF SECURITY SUPPLEMENT

EXHIBIT B    FORM OF JOINDER AGREEMENT

EXHIBIT C    SEARCH REPORTS

EXHIBIT D    FINANCING STATEMENTS

- ii -

SECURITY AGREEMENT, dated as of January 31, 2014 (this “Agreement”), among SunPower Corporation, a Delaware corporation, SunPower Corporation, Systems, a Delaware corporation and wholly owned subsidiary of SunPower Corporation, SunPower North America, LLC, a Delaware limited liability company and wholly owned subsidiary of SunPower Corporation, SunPower Capital, LLC, a Delaware limited liability company and wholly owned subsidiary of SunPower Corporation, Systems, and any Additional Grantors (as defined herein) (each of the foregoing, a “Grantor”, and collectively, the “Grantors”), and Crédit Agricole Corporate and Investment Bank, as Security Agent for the Secured Parties (herein in such capacity, the “Security Agent”).

RECITALS

A.    SunPower Corporation and Crédit Agricole Corporate and Investment Bank are parties to a revolving credit agreement dated as of July 3, 2013 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.    Pursuant to the terms of the Credit Agreement, each Grantor is required to execute and deliver this Agreement.

In consideration of the premises and for other valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, each of the Grantors and the Security Agent, on behalf of itself and each Secured Party (and each of their respective successors or permitted assigns), hereby agree as follows:

SECTION 1
DEFINITIONS; RULES OF INTERPRETATION

SECTION 1.1    Definition of Terms Used Herein

Unless the context otherwise requires, all capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement.

SECTION 1.2    UCC

Terms used herein that are defined in the UCC but not defined herein have the meanings given to them in the UCC, including the following which are capitalized herein:

Account Debtor
Account
Bank
Chattel Paper
Document
Goods
Instrument
Inventory
Proceeds
Record
Supporting Obligation

SECTION 1.3    General Definitions

In this Agreement:

“Additional Grantor” has the meaning assigned to such term in Section 5.2.
“Agreement” has the meaning assigned to such term in the Preamble.
“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §§ 101 et seq., or any successor statute.
“Collateral” means the property of the Grantors described in Section 2.1 in which Security Interests are granted to the Security Agent for the benefit of the Secured Parties.
“Collateral Support” means all property assigned or otherwise securing any Collateral described in Section 2.1 and includes any security agreement or other agreement granting a Lien on such property.
“Credit Agreement” has the meaning assigned to such term in the Recitals.
“Dollars” or “$” means U.S. Dollars.
“Grantor” has the meaning assigned to such term in the Preamble.
“Indemnified Matters” has the meaning assigned to such term in Section 9.5.
"Indemnified Party" means each Secured Party, each Affiliate thereof and each of their respective partners, controlling persons, directors, officers, trustees, employees and agents.
“Insurance” means all contracts and policies of insurance of any kind now or in the future taken out by or on behalf of any Grantor or (to the extent of such Grantor’s interest) in which it now or in the future has an interest.
“Joinder Agreement” means a joinder agreement, substantially in the form of Exhibit B to this Agreement, executed by an Additional Grantor and delivered to the Security Agent.
“Lien” has the meaning assigned to the term “Security Interest” in the Credit Agreement.
“Secured Obligations” has the meaning assigned to the term “Obligations” in the Credit Agreement.
“Secured Parties” means the Agent, the Security Agent and each Lender under the Credit Agreement.
“Security Interest” means the continuing security interest in the Collateral granted to the Security Agent for the benefit of the Secured Parties pursuant to Section 2.1.
“Security Supplement” means any supplement to this Agreement in substantially the form of Exhibit A, executed by an authorized officer of the applicable Grantor.
“Security Agent” has the meaning assigned to such term in the Preamble.
“UCC” means the Uniform Commercial Code enacted in the State of New York, as amended from time to time; provided that if by reason of mandatory provisions of law, the attachment, perfection, the effect of perfection or non-perfection or priority of a security interest is governed by the personal property security laws of any jurisdiction other than New York, “UCC” shall mean those personal property security laws as in effect in such other jurisdiction for the purposes of the provisions hereof relating to such attachment, perfection or priority and for the definitions related to such provisions.

SECTION 1.4    Rules of Interpretation

In this Agreement, unless otherwise specified, the Schedules and Exhibits to this Agreement, in each case as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof are incorporated herein by reference. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement, as applicable, shall govern. If any conflict or inconsistency exists between this Agreement and any other Loan Document other than the Credit Agreement, this Agreement shall govern. All references herein to provisions of the UCC include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 1.5    Certain Terms

The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” and “includes” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the “shall.” Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any person shall be construed to include such person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Sections, Exhibits and Schedules shall be construed to refer to Sections of, and Exhibits and Schedules to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2
GRANT OF SECURITY

SECTION 2.1    Grant of Security

As security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations, each Grantor hereby pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located:

(a)	all Accounts, including all rights of payment or performance under letters of credit, and any secondary obligation owed to any Grantor that supports the payment or performance of any such Account;

(i) including all retention amounts from Solar Star XIX, LLC and Solar Star XX, LLC pursuant to Engineering, Procurement, and Construction Agreements under the 579MW combined Solar Star 1 & 2 Projects (previously called Antelope Valley 1 & 2 Solar Projects); and

(ii) excluding (A) all receivables resulting from any Grantor’s residential lease business and programs, and (B) all receivables resulting from the sale of energy from commercial solar systems financed through Sale and Leaseback Transactions permitted under the Credit Agreement;

(b)
all Inventory, excluding all Inventory leased (or under contract to be leased) by any Grantor or Affiliate of any Grantor as lessor to a residential solar systems customer (or a third party credit provider for lease to such customer) as part of such Grantor’s or Affiliate’s residential lease business and programs;

(c)	all Chattel Paper, Documents and Instruments, to the extent relating to any of the foregoing;

(d)	the Deposit Account, together with all amounts on deposit from time to time in the Deposit Account;

(e)	all Insurance to the extent relating to any of the foregoing;

(f)	all Records covering the property described in this Section 2.1;

(g)
to the extent not otherwise included, all causes of action relating to any of the foregoing and all money and other property of any kind received therefrom, and all money and other property of any kind recovered by any Grantor;

(h)	to the extent not otherwise included, all Collateral Support and Supporting Obligations relating to any of the foregoing; and

(i)
to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of or in respect of any of the foregoing, and any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to any Grantor from time to time with respect to the foregoing.

For avoidance of doubt it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property that is included in such changed definitions that would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision, it being the intention of each Grantor that the description of Collateral set forth above be construed to include the broadest possible range of assets. Notwithstanding the immediately preceding sentence, the foregoing grant is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

SECTION 2.2    Priority of Security Interest

Notwithstanding anything to the contrary contained in this Section 2 or elsewhere in this Agreement, each Grantor and the Security Agent acknowledge and agree that the Security Interest granted pursuant to this Agreement to the Security Agent, for its benefit and for the benefit of the Secured

Parties, and securing the Secured Obligations, will be a first-priority Security Interest in the Collateral, junior to no other security interests except for Permitted Collateral Encumbrances.

SECTION 3
REPRESENTATIONS AND WARRANTIES

Each Grantor represents and warrants to the Security Agent and the other Secured Parties on and as of the date hereof, that:

SECTION 3.1    Title

Such Grantor owns the Collateral purported to be owned by it free and clear of any and all Liens, rights or claims of all other persons other than Permitted Collateral Encumbrances. Such Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Collateral, or (b) any assignment in which such Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for (x) Permitted Collateral Encumbrances, and (y) any financing statement or analogous document, assignment, security agreement or similar instrument evidencing Liens being terminated on or prior to the date hereof.

SECTION 3.2    Names, Locations

(a)
Schedule 3.2 sets forth with respect to such Grantor under the heading “Names”, (i) its exact name, as such name appears in the public record of its jurisdiction of organization which shows such Grantor to have been organized, (ii) each other name that such Grantor has had in the past five years, together with the date of the relevant change and (iii) the jurisdiction of organization of such Grantor and its organizational identification number or statement that such Grantor has no such number.

(b)
Schedule 3.2 sets forth with respect to such Grantor under the heading “Locations”, (i) the location of the chief executive office of such Grantor, (ii) the locations of all Inventory owned by such Grantor having a value in excess of $5,000,000 (as of the most recently ended fiscal quarter based on available information) and (iii) the places of business or other “location” (as defined in Section 9-307 of the UCC) of such Grantor not identified in clauses (i) through (ii) above. Except as set forth on Schedule 3.2, such Grantor has not changed its jurisdiction of organization, chief executive office or other “location” (as defined in Section 9-307 of the UCC) in the past four months.

(c)
Schedule 3.2 sets forth with respect to such Grantor under the heading “Third Parties Holding Collateral”, the names and addresses of all persons other than such Grantor that have possession of any of the Collateral having a value in excess of $5,000,000 and owed by such Grantor.

(d)
Except as set forth on Schedule 3.2 under the heading “Changes in Identity or Organizational Structure”, such Grantor has not changed its identity or organizational structure in any way in the past four months. Changes in identity or organizational structure would include mergers, consolidations and acquisitions, as well as any change in the form or jurisdiction of such Grantor. If any such change has occurred, Schedule

3.2 sets forth the date of such change and all information applicable to each acquiree or constituent party to a merger or consolidation.

SECTION 3.3    Filings, Consents

(a)
Attached hereto as Exhibit C are true, complete and correct copies of UCC lien search reports from the offices where any filings or recordings against any Grantor with respect to any property of such Grantor of the type included in the Collateral have been made, including a true copy of each financing statement, assignment or other filing or recording identified in such UCC lien search reports.

(b)
Exhibit D sets forth true, complete and correct copies of all UCC financing statements or other appropriate filings, recordings or registrations containing an accurate description of the Collateral that have been delivered to the Security Agent for filing in each governmental, municipal or other office specified in Schedule 3.3. Such filings, recordings and registrations are all of the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected first priority Security Interest in favor of the Security Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States, subject to Permitted Collateral Encumbrances. No further or subsequent filing, recording or registration is necessary in any such jurisdiction, except with respect to filing of continuation statements and, with respect to any changes to a Grantor’s organizational structure or to any Grantor’s organizational documents permitted by the Credit Agreement, as required pursuant thereto in order for the Security Agent to continue to have at all times following each such change a legal, valid and perfected first priority Security Interest in all the Collateral, subject to Permitted Collateral Encumbrances.

(c)
No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the Security Interests purported to be created in favor of the Security Agent hereunder or (ii) the exercise by the Security Agent of any rights or remedies in respect of the Collateral, including voting rights (whether specifically granted or created hereunder or created or provided for by applicable law), except for the filings contemplated by clause (b) above.

(d)	All filing or recording fees and taxes payable in connection with the filings and recordings described in clause (b) above have been or promptly will be paid by such Grantor.

SECTION 3.4    Security Interests

The Security Interests constitute (a) legal and valid security interests in all Collateral securing the payment and performance of the Secured Obligations and (b) subject to the completion of the filings described in Section 3.3 and to value being given, perfected security interests in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States pursuant to the UCC or other applicable law in such jurisdictions. The Security Interests are and shall be prior to any other Lien on any of the Collateral, other than Permitted Collateral Encumbrances.

SECTION 3.5    Accounts

No Accounts constituting Collateral and valued in excess of $1,000,000 are evidenced by, or constitute, an Instrument or Chattel Paper that has not been delivered to, or otherwise subjected to the control of, the Security Agent to the extent required by, and in accordance with Section 4.5.

SECTION 3.6    Deposit Account

(a)
Schedule 3.6 lists the Deposit Account. The Grantors are the sole account holders of the Deposit Account, and no Grantor has consented to, and is not otherwise aware of, any person (other than the Security Agent pursuant to this Agreement) having “control” (as defined in Section 9-104 of the UCC) over, or any other interest in, the Deposit Account or any money or other property deposited therein.

(b)	Each Grantor and Bank of America, N.A. (or such other financial institution selected by the Grantors and reasonably acceptable to the Security Agent) have executed the Control Agreement.

SECTION 4
COVENANTS

SECTION 4.1    Change oF Name; Location of Collateral; Place of Business

Unless a Grantor has given the Security Agent at least 10 days prior written notice, such Grantor, will not change (i) its name, (ii) its jurisdiction of organization, principal place of business or other “location” (as defined in Section 9-307 of the UCC), (iii) the location of its chief executive office or its principal place of business, (iv) its identity or organizational structure or (v) its organizational identification number. Each Grantor agrees to cooperate with the Security Agent in making all filings that are required in order for the Security Agent to continue at all times following such change to have a legal, valid and perfected first priority Security Interest in all the Collateral, subject to Permitted Collateral Encumbrances.

SECTION 4.2    Periodic Certification

Annually, at the time of delivery by the Borrower to the Agent under the Credit Agreement of the Borrower’s consolidated audited financial statements for each fiscal year and from time to time as request by the Security Agent following the occurrence of an Event of Default, each Grantor will deliver to the Security Agent (a) a Security Supplement, together with all supplements to Schedules hereto or (b) a written confirmation executed and delivered by a financial officer of such Grantor confirming that there has been no change in the information provided herein since the date of the execution and delivery of this Agreement, the most recent Security Supplement or the most recent written confirmation delivered pursuant to this Section 4.2, as applicable.

SECTION 4.3    Protection of Security

Each Grantor will, at its own cost and expense, take any and all actions necessary to defend title to the Collateral and to defend the Security Interest of the Security Agent in the Collateral and the priority thereof against any Lien (except Permitted Collateral Encumbrances) against all persons. No Grantor shall take or permit to be taken any action that could materially impair the validity, perfection, or priority of the Security Interest.

SECTION 4.4    Insurance

Each Grantor irrevocably makes, constitutes and appoints the Security Agent (and all officers, employees or agents designated by the Security Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) for the purpose, after the occurrence of an Event of Default that is continuing, of making, settling and adjusting claims in respect of the Collateral under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the Proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. Each Grantor shall cause all such insurance to (A) name the Security Agent and the Lenders as additional insureds under all general liability policies and (B) name the Security Agent on behalf of the Secured Parties as loss payee under all casualty policies to the extent of their interest. In the event that any Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required by the Credit Agreement or to pay any premium in whole or part relating thereto, the Security Agent may, without waiving or releasing any obligation or liability of such Grantor hereunder or without waiving any Event of Default, in its sole and reasonable discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Security Agent deems advisable. All sums disbursed by the Security Agent in connection with this Section 4.4, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantors to the Security Agent and shall constitute additional Secured Obligations secured hereby.

SECTION 4.5    Inventory

(a)
Each Grantor hereby covenants and agrees that other than as permitted by the Credit Agreement it shall not deliver any Document evidencing any of its Inventory having a value greater than $5,000,000 to any person other than the issuer of such Document to claim the Goods evidenced thereby or the Security Agent.

(b)
Each Grantor hereby covenants and agrees that such Grantor shall not permit any Inventory of such Grantor having a value greater than $5,000,000 to be in the possession or control of any third party (including warehousemen, bailees, agents or processors) at any time, unless such third party shall have been notified of the Security Agent’s Security Interest and, upon the occurrence of an Event of Default that is continuing, such Grantor shall use commercially reasonable efforts to have such third party acknowledge and agree in writing to hold such Inventory subject to the Security Interest and the instructions of the Security Agent and to waive and release any Lien held by it with respect to such Inventory, whether arising by operation of law or otherwise.

SECTION 4.6    Accounts

(a)
Each Grantor hereby covenants and agrees that it shall keep and maintain at its own cost and expense satisfactory and complete records of its Accounts, including records of all payments received and all credits granted on such Accounts, all merchandise returned and all other dealings therewith.

(b)
Upon the occurrence of an Event of Default that is continuing, each Grantor hereby covenants and agrees that, at the request of the Security Agent, it shall mark conspicuously, in form and manner reasonably satisfactory to the Security Agent, all Chattel Paper, Instruments and other items evidencing Accounts (other than any delivered to the Security Agent as provided herein) with an appropriate reference to the fact that such Accounts have been collaterally assigned to the Security Agent for the benefit of the Secured Parties and that the Security Agent has a Security Interest therein.

(c)
The Security Agent shall have the right at any time following the occurrence of an Event of Default that is continuing to notify, or require any Grantor to notify, any Account Debtor of the Security Agent’s Security Interest in the Accounts and any Supporting Obligation and the Security Agent may: (A) direct the Account Debtors under any Accounts to make payment of all amounts due or to become due to any Grantor thereunder directly to the Security Agent, (B) notify, or require a Grantor to notify, each person maintaining a lockbox or similar arrangement to which Account Debtors under any Accounts have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Security Agent and (C) enforce, at the expense of any Grantor, collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Security Agent notifies a Grantor that it has elected to collect the Accounts in accordance with the preceding sentence, any payments of Accounts received by such Grantor shall be forthwith (and in any event within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Security Agent or in blank, if required, in the Deposit Account, and until so turned over, all amounts and Proceeds (including checks and other instruments) received by such Grantor in respect of the Accounts, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Security Agent hereunder and shall be segregated from other funds of such Grantor and the Grantor shall not adjust, settle or compromise the amount or payment of any Accounts, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon without the prior written consent of the Security Agent.

(d)
With respect to any Accounts constituting Collateral in excess of $5,000,000 that is evidenced by, or constitutes, Chattel Paper, each Grantor shall cause each originally executed copy thereof to be delivered to the Security Agent (or its agent or designee) appropriately indorsed to the Security Agent or indorsed in blank: (i) with respect to any such Accounts in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Accounts hereafter arising, immediately, and in any event within ten days of such Grantor acquiring rights therein. With respect to any Accounts constituting Collateral in excess of $1,000,000 that constitutes “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Security Agent “control” (as defined in Section 9-105 of the UCC) over such Accounts (x) with respect to any such Accounts in existence on the date hereof, on or prior to the date hereof and (y) with respect to any such Accounts hereafter arising, within 30 days of such Grantor acquiring rights therein.

SECTION 5
FURTHER ASSUANCES; ADDITIONAL GRANTORS

SECTION 5.1    Further Assurances

(a)
Each Grantor agrees that from time to time, at its expense, it shall promptly execute and deliver to the Security Agent all further instruments and documents and take all further action, that may be necessary, or that the Security Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any Security Interest granted or purported to be granted hereby or to enable the Security Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, such Grantor shall:

(i)
execute, acknowledge, deliver and cause to be duly filed all such further instruments, documents, endorsements, powers of attorney or notices, and take all such actions as may be necessary, or as the Security Agent may from time to time reasonably request, to preserve, protect and perfect the Security Interests and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interests and the filing of any financing statements or other documents in connection herewith or therewith;

(iI)
at the Security Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Security Agent’s Security Interests in all or any material part of the Collateral.

(b)
Each Grantor hereby authorizes the Security Agent to file a Record or Records, including financing statements, continuation statements and, in each case, amendments thereto, in all jurisdictions and with all filing offices as the Security Agent may determine, in its sole discretion, are necessary to perfect the Security Interests granted to the Security Agent herein, without the signature of such Grantor. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of the Collateral that describes such property in any other manner as the Security Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the Security Interests in the Collateral granted to the Security Agent herein. Each Grantor agrees that a photographic or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

SECTION 5.2    Additional Grantors

From time to time subsequent to the date hereof, additional persons may become parties hereto as additional Grantors (each, an “Additional Grantor”) by executing a Joinder Agreement. Upon delivery of any such Joinder Agreement to the Security Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of the Security Agent not to cause any person to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6
SECURITY AGENT APPOINTED ATTORNEY-IN-FACT

SECTION 6.1    Power of Attorney

Each Grantor hereby irrevocably makes, constitutes and appoints the Security Agent (and all officers, employees or agents designated by the Security Agent) as such Grantor’s true and lawful agent and attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Security Agent or otherwise, from time to time in the Security Agent’s discretion, to take any action and to execute any instrument that the Security Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including the following:

(a)	upon the occurrence of an Event of Default that is continuing,

(i)
to receive, endorse, assign, collect and deliver any and all notes, acceptances, checks, drafts, money orders or other instruments, documents and Chattel Paper or other evidences of payment relating to the Collateral;

(ii)	to ask for, demand, collect, sue for, recover, compound, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;

(iii)	to sign the name of such Grantor on any invoice or Document relating to any of the Collateral;

(iv)	to send verifications of Accounts to any Account Debtor;

(v)
to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral;

(vi)	to settle, compromise, compound, adjust or defend any claims, actions, suits or proceedings relating to all or any of the Collateral;

(vii)	to notify, or to require such Grantor to notify, Account Debtors to make payment directly to the Security Agent; and

(viiI)	to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral;

(b)	to prepare and file Records (including UCC financing statements) as further described in Section 5.1(b);

(c)
to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including to pay or discharge taxes or Liens levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Security Agent in its sole and reasonable discretion, any such payments made by the Security Agent to become obligations of the such Grantor to the Security Agent, due and payable immediately without demand; and

(d)
upon the occurrence of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Security Agent were the absolute owner thereof for all purposes, and to do, at the Security Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Security Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Security Agent’s Security Interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 6.2    No Duty on the Part of Security Agent or Secured Parties

Notwithstanding any other provision of this Agreement, nothing herein contained shall be construed as requiring or obligating the Security Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Security Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Security Agent or any other Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Security Agent or any other Secured Party. It is understood and agreed that the appointment of the Security Agent as the agent and attorney-in-fact of each Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section 6.2 shall in no event relieve any Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Security Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Security Agent or any other Secured Party of any other or further right that it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise. The Security Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantors for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

SECTION 7
REMEDIES

SECTION 7.1    Remedies Upon Even of Default

(a)
Upon the occurrence of an Event of Default, the Security Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) or any other applicable law, and also may pursue any of the following separately, successively or simultaneously:

(i)
require a Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Security Agent forthwith, assemble all or part of the Collateral as directed by the Security Agent and make it available to the Security Agent at a place to be designated by the Security Agent that is reasonably convenient to both parties;

(ii)
with or without legal process and with or without prior notice or demand for performance, to take possession of the Collateral and to enter without breach of the peace any premises owned or leased by the Grantors where the Collateral may be located for the purpose of taking possession of or removing the Collateral;

(iii)
prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Security Agent deems appropriate;

(iv)	exercise dominion and control over, issue a notice of exclusive control with respect to and refuse to permit further withdrawals from the Deposit Account;

(v)
without prior notice except as specified below, sell, assign, lease, license (on an exclusive or non-exclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Security Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Security Agent may deem commercially reasonable; provided that (i) upon consummation of any such sale the Security Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold, (ii) each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and (iii) each Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay, valuation and appraisal that such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted; and

(vi)
with respect to any Collateral consisting of contracts or agreements, the Security Agent may notify or require a Grantor to notify any counterparty to such contract or agreement to make all payments thereunder directly to the Security Agent.

(b)
The Security Agent or any other Secured Party may be the purchaser of any or all of the Collateral at any sale thereof and the Security Agent, as Security Agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Security Agent at such sale.

(c)
Each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the applicable Grantor, addressed as set forth in the notice provisions of the Credit Agreement, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times during ordinary business hours and at such place or places as the Security Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Security Agent may (in its sole and absolute discretion) determine. The Security Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Security Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Security Agent until the sale price is paid by the purchaser or purchasers thereof, but the Security Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Security Agent shall be free to carry out such sale pursuant to such agreement and the Grantors shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Security Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Security Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Each Grantor hereby waives any claims against the Security Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Security Agent accepts the first offer received and does not offer such Collateral to more than one offeree.

(d)
If the Proceeds of any sale or other disposition of the Collateral are insufficient to pay the entire outstanding amount of the Secured Obligations, the Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Security Agent to collect such deficiency. Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Security Agent, that the Security Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Grantors, and the Grantors hereby waive and agree not to assert any defenses in an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities. Nothing in this Section shall in any way alter the rights of the Security Agent hereunder.

(e)
The Security Agent may sell the Collateral without giving any warranties as to the Collateral. The Security Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(f)	The Security Agent shall have no obligation to marshal any of the Collateral.

SECTION 7.2    Application of Proceeds

The Security Agent shall apply the proceeds of any collection or sale of the Collateral made in accordance with the terms of the Credit Agreement. Upon any sale of the Collateral by the Security Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding) in accordance with the terms hereof, the receipt of the Security Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Security Agent or such officer or be answerable in any way for the misapplication thereof. Any proceeds received by the Grantor shall be held in trust for and forthwith paid over to the Security Agent. All proceeds received by the Security Agent hereunder shall be held by the Security Agent in a cash collateral account established by the Security Agent. All proceeds while held by the Security Agent (or by such Grantor in trust for the Security Agent) shall continue to be held by the Security Agent (for itself and for the benefit of the Secured Parties) as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided herein.

SECTION 8
STANDARD OF CARE; SECURITY AGENT MAY PERFORM

The powers conferred on the Security Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Security Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Security Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Security Agent accords its own property. Neither the Security Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantors or otherwise. If any Grantor fails to perform any agreement contained herein, the Security Agent may itself perform, or cause performance of, such agreement, and the expenses of the Security Agent incurred in connection therewith shall be payable by such Grantor in accordance with the Credit Agreement.

SECTION 9
MISCELLANEOUS

SECTION 9.1    Notices

All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in the notice provisions of the Credit Agreement and the Subsidiary Guaranty.

SECTION 9.2    Security Interests Absolute

All rights of the Security Agent hereunder, the Security Interests and all obligations of the Grantors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Credit Agreement, any other Loan Document, any agreement with respect to any of the Secured

Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any Security Document or guarantee securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Grantors in respect of the Secured Obligations or this Agreement (other than the indefeasible payment in full in cash of the Secured Obligations).

SECTION 9.3    Survival of Agreement

All covenants, agreements, representations and warranties made by the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Secured Parties of any extensions of credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

SECTION 9.4    Billing Effect

The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that no Grantor may assign, or otherwise transfer any of its rights or obligations hereunder or any interest in the Collateral (and any such assignment, or transfer shall be null and void) except as expressly contemplated by this Agreement or the Credit Agreement. Nothing herein is intended, or will be construed to give, any other person any right, remedy or claim under, to or in respect of this Agreement or any Collateral. All references to any Loan Party will include any Loan Party as debtor-in-possession and any receiver or trustee for such Loan Party in any Insolvency Proceeding.

SECTION 9.5    Security Agent's Fees and Expenses; Indemnification

(a)
Each Grantor agrees to pay upon demand to the Security Agent the amount of any and all reasonable and documented out-of-pocket expenses, including the reasonable fees, disbursements and other charges of its counsel (excluding allocated costs of internal counsel) and of any experts or agents, that the Security Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Security Agent hereunder or (iv) the failure of any Grantor to perform or observe any of the provisions hereof.

(b)
Without limitation of its indemnification obligations under the other Loan Documents, each Grantor agrees to indemnify the Security Agent and the other Indemnified Parties against, and hold each of them harmless from, any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses (including reasonable and documented fees and disbursements of counsel to the Security Agent or any other Indemnified Party), which may be imposed on, incurred by or asserted against any such Indemnified Party in connection with or arising out of any investigation, litigation or proceeding, whether or not the Security Agent or any other Indemnified Party is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law, statute or regulation, securities or commercial law or regulation, or under common law or in equity, or in contract, tort or otherwise, in any manner relating to or arising out of this Agreement, or any act, event or transaction related to this Agreement, or in connection with any investigation of any potential matter covered hereby (collectively, the “Indemnified Matters”); provided, however, that the Grantors shall not have any obligation under this Section 9.5(b) to the Security Agent or any other Indemnified Party with respect to any Indemnified Matter resulting primarily from the negligence or willful misconduct of the Security Agent or any other Indemnified Party, as determined by a court of competent jurisdiction in a final non appealable judgment or order.

(c)
Any such amounts payable as provided hereunder shall constitute additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 9.5 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Security Agent, any Lender, the Issuing Bank or any other Secured Party. All amounts due under this Section 9.5 shall be payable on written demand therefor. Each Grantor agrees that any indemnification or other protection provided to any Indemnified Party pursuant to this Agreement shall (i) survive payment in full of the Secured Obligations and (ii) inure to the benefit of any person who was at any time a Security Agent or Indemnified Party under this Agreement.

(d)
Each Grantor agrees that neither the Security Agent nor any Indemnified Party shall have any liability (whether direct or indirect, in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their equity holders or creditors for or in connection with the transactions contemplated hereby, except to the extent such liability is found in a final judgment by a court of competent jurisdiction to have resulted primarily from the Security Agent’s or such Indemnified Party’s negligence or willful misconduct. In no event, however, shall the Grantors, Security Agent or any Indemnified Party be liable on any theory of liability for any special, indirect, consequential or punitive damages (as opposed to direct or actual damages) and each party to this Agreement hereby waives, releases and agrees (for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

SECTION 9.6    Applicable Law

THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER ARE GOVERNED BY, AND WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

SECTION 9.7    Waivers; Amendment

(a)
No failure on the part of the Security Agent to exercise and no delay in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Security Agent and the other Secured Parties hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by the Grantors therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case shall entitle such Grantor or any other Grantor to any other or further notice or demand in similar or other circumstances.

(b)
Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Security Agent and the Grantors, subject to any consent required in accordance with the Credit Agreement.

SECTION 9.8    Waiver of Jury Trial

EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT OR ANY TRANSACTIONS PROVIDED HEREUNDER OR CONTEMPLATED HEREBY. The scope of this waiver is intended to be encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this Agreement or any transaction provided hereunder or contemplated hereby, including contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each party has already relied on this waiver in entering into this Agreement, and that each party will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 9.8 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER WILL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 9.9    Severability

In case any provision in or obligation under this Agreement is invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, will not in any way be affected or impaired thereby.

SECTION 9.10    Counterparts; Effectiveness

This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original, but all such counterparts together will constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement will become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

SECTION 9.11    Section Titles

The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

SECTION 9.12    Consent to Jurisdiction and Service of Process

ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY NEW YORK STATE OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(A)	ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(B)	WAIVES ANY DEFENSE OF FORUM NON CONVENIENS IN ANY SUCH COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY;

(C)
AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 9.1;

(D)
AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

(E)
AGREES THAT THE SECURITY AGENT AND THE SECURED PARTIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

(F)
AGREES THAT THE PROVISIONS OF THIS SECTION 9.12 RELATING TO JURISDICTION AND VENUE WILL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 9.13    Termination

(a)	This Agreement and the Security Interest shall terminate when all Secured Obligations have been irrevocably and unconditionally paid in full, no Secured Obligations remain outstanding and none of the Secured Parties shall have any obligation (whether actual or contingent) to make available any further advance or financial accommodation under any Loan Document, at which time the Security Agent shall execute and deliver to the Grantors, at the Grantors’ expense, all UCC termination statements, releases and similar documents that the Grantors shall reasonably request to evidence such termination. Any execution and delivery of termination statements, releases or other documents pursuant to this Section 9.13 shall be without recourse to or warranty by the Security Agent.

SECTION 9.14    Loan Document

The Grantors and the Security Agent hereby agree that this Agreement is a “Loan Document” for purposes of the Credit Agreement.

[Remainder of page intentionally left blank]

In Witness Whereof, the Grantors and the Security Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SunPower Corporation,
as Grantor

By:	/s/ Charles Boynton
	Name:	Charles Boynton
	Title:	Executive Vice President and Chief Financial Officer

SunPower Corporation, Systems,
as Grantor

By:	/s/ Charles Boynton
	Name:	Charles Boynton
	Title:	Executive Vice President and Chief Financial Officer

SunPower North American, LLC,
as Grantor

By:	/s/ Charles Boynton
	Name:	Charles Boynton
	Title:	Executive Vice President and Chief Financial Officer

SunPower Capital, LLC,
as Grantor

By:	/s/ Milton Torres
	Name:	Milton Torres
	Title:	Chief Financial Officer and Treasurer

Signature Page to Security Agreement

Crédit Agricole Corporate and Investment Bank,
as Security Agent

By:	/s/ Mischa Zabotin
	Name:	Mischa Zabotin
	Title:	Managing Director

By:	/s/ Mark Koneval
	Name:	Mark Koneval
	Title:	Managing Director

Signature Page to Security Agreement

Schedule 3.2
To the Security Agreement

Names and Locations

Names

Grantor’s correct legal name:	Previous names:	Additional names:	Jurisdiction of organization and organizational identification number:
SunPower Corporation	N/A	dba: Texas: SunPower Solar Corporation (Texas), Inc. Virginia, Indiana, Florida: SPWR Solar Corporation New York: SPWR Solar New Hampshire: SPWR Energy	State of Delaware, organizational ID number: 3808702
SunPower Corporation, Systems,	PowerLight Corporation	Texas: SunPower Energy Systems (Texas), Inc. Illinois: SunPower Energy Corporation	State of Delaware, organizational ID number: 4280403
SunPower North America, LLC,	SunPower North America, Inc.	N/A	State of Delaware, organizational ID number: 3991321
SunPower Capital, LLC,	N/A	N/A	State of Delaware, organizational ID number: 5170813

Locations

Grantor’s correct legal name:	Location of chief executive office	Locations of Inventory	Additional places of business:
SunPower Corporation	77 Rio Robles San Jose, California 95134	5461 Santa Ana street Ontario, California 91716	SunPower Corporation is qualified to do business in 19 foreign jurisdictions; addresses in those jurisdictions can be made available upon request
SunPower Corporation, Systems,	77 Rio Robles San Jose, California 95134	5461 Santa Ana street Ontario, California 91716 Solar Star Projects Rosamond, California 93560
1414 Harbour Way South
Richmond, California 94804
SunPower Corporation, Systems is qualified to do business in 25 foreign jurisdictions; addresses in those jurisdictions can be made available upon request

SunPower North America, LLC,	77 Rio Robles San Jose, California 95134	5461 Santa Ana street Ontario, California 91716	N/A
SunPower Capital, LLC,	77 Rio Robles San Jose, California 95134	5461 Santa Ana street Ontario, California 91716	N/A

Third Parties Holding Collateral
Not applicable

Changes in Identity or Organizational Structure

On November 4, 2013 SunPower Corporation Systems announced the acquisition of Greenbotics, Inc., a Davis, Calif.-based company that offers panel cleaning products and services for large-scale solar power plants.

Schedule 3.3
To the Security Agreement
Filings

Grantor	Filing Office:
SunPower Corporation	Secretary of State of the State of Delaware
SunPower Corporation, Systems,	Secretary of State of the State of Delaware
SunPower North America, LLC,	Secretary of State of the State of Delaware
SunPower Capital, LLC,	Secretary of State of the State of Delaware

Schedule 3.6
To the Security Agreement
Deposit Account

Names of Account Holders	Type of Account	Name and Address of Depositary Bank	Account Number
SunPower Corporation	Deposit account	Bank of America, N.A. 2001 Clayton Road, Building B Concord, CA 94520-2425 Attn: Blocked Account Support Mail Code: CA4-702-02-37	***
SunPower Corporation, Systems	Deposit account	Bank of America, N.A. 2001 Clayton Road, Building B Concord, CA 94520-2425 Attn: Blocked Account Support Mail Code: CA4-702-02-37	***
SunPower North America, LLC	Deposit account	Bank of America, N.A. 2001 Clayton Road, Building B Concord, CA 94520-2425 Attn: Blocked Account Support Mail Code: CA4-702-02-37	***
SunPower Capital, LLC	Deposit account	Bank of America, N.A. 2001 Clayton Road, Building B Concord, CA 94520-2425 Attn: Blocked Account Support Mail Code: CA4-702-02-37	***

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A
TO
SECURITY AGREEMENT
FORM OF SECURITY SUPPLEMENT
This SECURITY SUPPLEMENT, dated as of [____________], 20__, is delivered pursuant to the Security Agreement, dated as of January 31, 2014 (as it may from time to time be amended, modified or supplemented, the “Security Agreement”), among SunPower Corporation, a Delaware corporation, SunPower Corporation, Systems, a Delaware corporation, SunPower North America, LLC, a Delaware corporation, SunPower Capital, LLC, a Delaware limited liability company, any Additional Grantors (as defined therein) (all of the foregoing, each a “Grantor” and collectively, the “Grantors”), and Crédit Agricole Corporate and Investment Bank, as Security Agent for the Secured Parties (as defined by reference therein). Capitalized terms used herein but not defined herein are used with the meanings given them in the Security Agreement.

Each Grantor confirms as set forth in the Security Agreement, that it pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations.

Each Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Each Grantor has caused this Security Supplement to be duly executed and delivered by its duly authorized officer as of _________, 20__.
[________________],

By: _______________________
Name:
Title:

[________________],

By: _______________________
Name:
Title:

[ADDITIONAL GRANTORS]

A-1

EXHIBIT B
TO SECURITY AGREEMENT
FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of _______, ____, is delivered pursuant to Section 5.2 of the Security Agreement, among SunPower Corporation, a Delaware corporation, SunPower Corporation, Systems, a Delaware corporation, SunPower North America, LLC, a Delaware corporation, SunPower Capital, LLC, a Delaware limited liability company, any Additional Grantors (as defined therein) (all of the foregoing, each a “Grantor” and collectively, the “Grantors”), and Crédit Agricole Corporate and Investment Bank, as Security Agent for the Secured Parties (as defined by reference therein). Capitalized terms used herein but not defined herein are used with the meanings given them in the Security Agreement.

By executing and delivering this Joinder Agreement, the undersigned, as provided in Section 5.2 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named as a Grantor therein and, without limiting the generality of the foregoing, hereby:

(a) pledges, assigns, transfers and grants to the Security Agent, for its benefit and for the benefit of the Secured Parties, a continuing security interest in and Lien on all of its right, title and interest in, to and under the Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as security for the prompt and complete payment and performance in full when due (whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all Secured Obligations; and

(b) expressly assumes all obligations and liabilities of a Grantor under the Security Agreement.
The information set forth in Exhibit A hereto is hereby added to the information set forth in the Schedules to the Security Agreement.

The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 3 (Representations and Warranties) of the Security Agreement applicable to it is true and correct on and as the date hereof as if made on and as of such date.

This Joinder Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York, including without limitation, Section 5-1401 of the New York General Obligations Law.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By: _______________________
Name:
Title:

ACKNOWLEDGED AND AGREED

as of the date of this Joinder Agreement first above written:

Crédit Agricole Corporate and Investment Bank,
as Security Agent

By: _______________________
Name:
Title:

By: _______________________
Name:
Title:

Exhibit A To Joinder Agreement

Security Supplement

EXHIBIT C

TO THE SECURITY AGREEMENT

SEARCH REPORTS

Attached.

C-1

EXHIBIT D

TO THE SECURITY AGREEMENT

FINANCING STATEMENTS

Attached.

D-1